ISDA®

International Swaps and Derivatives Association, Inc.

NOVATION AGREEMENT

dated as of January 27, 2006 among:

Bear Stearns Financial Products Inc. (the “Remaining Party ”),

Goldman, Sachs & Co. (the “Transferor”)

AND

GS Mortgage Securities Corp. (the “Transferee”)

The Transferor and the Remaining Party have entered into a Transaction as identified in the attached Annex (the “Old Transaction”), evidenced by a Confirmation (an “Old Confirmation”) (reference number FXNEC7816) dated January 27, 2006 and attached hereto (the “Old Agreement”).

With effect from and including January 27, 2006 (the “Novation Date”), the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of the Old Transaction, with the effect that the Remaining Party and the Transferee enter into a new transaction (the “New Transaction”) between them having terms identical to those of the Old Transaction, as more particularly described below, but with the modifications provided for herein.

The Remaining Party wishes to accept the Transferee as its sole counterparty with respect to the New Transaction.

The Transferor and the Remaining Party wish to have released and discharged, as a result and to the extent of the transfer described above, their respective obligations under and in respect of the Old Transaction.

Accordingly, the parties agree as follows: ---

1.

Definitions.

Terms defined in the ISDA Master Agreement (Multicurrency-Cross Border) as published in 1992 by the International Swaps and Derivatives Association, Inc., (the “1992 ISDA Master Agreement”) are used herein as so defined, unless otherwise provided herein.

2.

Transfer, Release, Discharge and Undertakings.

With effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

(a)

the Remaining Party and the Transferor are each released and discharged from further obligations to each other with respect to the Old Transaction and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transactions; provided further, for the avoidance of doubt, the Transferee shall not be liable with respect to payments or other obligations due and payable or due to be performed under the Old Transaction on or prior to the Novation Date;

(b)

in respect of the New Transaction, the Transferee and the Remaining Party each undertake duties and obligations towards the other and acquire rights against each other identical in their terms to the corresponding Old Transaction (and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party, save for any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Novation Date); and

(c)

the New Transaction shall be governed by and form part of an agreement in the form of a 1992 ISDA Master Agreement between the Remaining Party and Transferee as if the parties had executed on January 27, 2006, a 1992 ISDA Master Agreement (but without any Schedule (the “New Agreement”), and the Old Confirmation, as amended pursuant to this Novation Agreement, shall be deemed to be a Confirmation between the Remaining Party and the Transferee).

3.

Representations and Warranties.

(a)

On the date of this Novation Agreement:

(i)

Each of the parties makes to each of the other parties those representations and warranties set forth in Section 3(a) of the 1992 ISDA Master Agreement with references in such Section to “this Agreement” or “any Credit Support Document” being deemed references to this Novation Agreement alone.

(ii)

The Remaining Party and the Transferor each makes to the other and the Remaining Party and the Transferee each makes to the other the representation set forth in Section 3(b) of the 1992 ISDA Master Agreement, in the former case with respect to the Old Agreement, and in the latter case with respect to the New Agreement and taking into account the parties entering into and performing their obligations under this Novation Agreement.

(iii)

Each of the Transferor and the Remaining Party represents and warrants to each other and to the Transferee that :

(A)

it has made no prior transfer (whether by way of security or otherwise) of the Old Agreement or any interest or obligation in or under the Old Agreement or in respect of any Old Transaction; and

(B)

as of the Novation Date, all obligations of the Transferor and the Remaining Party under each Old Transaction required to be performed on or before the Novation Date have been fulfilled.

(b)

The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any New Transaction or the New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Transferee or any other person or for the performance and observance by the Remaining Party, the Transferee or any other person of any of its obligations under any New Transaction or the New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

4.

Counterparts.

This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

5.

Costs and Expenses.

The parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.

6.

Amendments.

No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system and each of Standard and Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) have been provided notice of such amendment, modification or waiver.

7.

(a)

Governing Law.

The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(b)

Severability.

If any term, provision, covenant, or condition of this Novation Agreement, or the application thereof to any party or circumstance, shall beheld to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Novation Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Novation Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Novation Agreement and the deletion of such portion of this Novation Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavour to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(c)

Consent to Recording.

Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other parties of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring and recording.

(d)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Novation Agreement or any Credit Support Document.

8.

Notices.

For the purposes of this Novation Agreement and Section 12(a) of the New Agreement, the addresses for notices or communications are as follows: (i) in the case of the Transferor, as specified in the Old Confirmation, or such other address as may be hereafter furnished in writing to the Transferee and the Remaining Party; (ii) in the case of The Transferee Address: GS Mortgage Securities Corp., 85 Broad Street, 27th Floor, New York, New York 10004, Attention: Roger Yao, Facsimile: (212) 493-0495, Phone: (212) 357-8377, or such other address as may be hereafter furnished in writing to the Transferor and the Remaining Party; and (iii) in the case of the Remaining Party, as specified in the Old Confirmation, or such other address as may be hereafter furnished in writing to the Transferor and The Transferee.

9.

Payments.

All payments remitted by the Remaining Party under each New Transaction shall be made by wire transfer according to the instructions specified in the Old Confirmation.

IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Novation Date.

Bear Stearns Financial Products Inc.

Goldman, Sachs & Co.

By:           /s/ Annie Manevitz

By            /s/ Greg A. Finck

Name:  Annie Manevitz

Name:  Greg A. Finck

Title:  Authorized Signatory

Title:  Managing Director

Date:  January 30, 2006

Date:  January 30, 2006

GS Mortgage Securities Corp.

By:              /s/ Greg A. Finck

Name:

 Greg A. Finck

Title:

Managing Director

Date:

January 30, 2006

ANNEX

Transactions between Bear Stearns Financial Products, Inc. and Goldman, Sachs & Co.

Trade Date January 27, 2006

Bear Stearns Financial Products, Inc. Reference Number FXNEC7816

Old Confirmations